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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               October 22, 1997
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               Date of Report (date of earliest event reported)

                   Qwest Communications International, Inc.
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              (Exact name of registrant specified in its charter)

          Delaware                       000-22609               84-1339282
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(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

                      555 Seventeenth Street, Suite 1000
                            Denver, Colorado 80202
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                   (Address of principal executive offices)

                                 (303)291-1400
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             (Registrant's telephone number, including area code)

                                Not applicable
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            (Former name or address, if changed since last report)


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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

     (a) Pursuant to a Stock Purchase Agreement dated September 30, 1997, with NEWSUPERNET, a not-for-profit entity, on October 22, 1997 Qwest Communications Corporation, a wholly-owned subsidiary of Qwest Communications International Inc. (the Registrant), acquired from NEWSUPERNET all of the issued and outstanding shares of capital stock of SuperNet, Inc., an internet service provider. The acquisition will be accounted for as a purchase. The purchase price of $20.0 million in cash, negotiated at arms' length between parties, was funded through the net proceeds received from the recent issuance of $555,890,000 in principal amount of the Registrant's 9.47% Senior Discount Notes due 2007.

     (b) One of the original National Science Foundation networks that formed the Internet, SuperNet, Inc. will continue to operate as an internet service provider as a subsidiary of Qwest Communications Corporation.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) As of the date of this Form 8-K, it is impractical for the Registrant to provide the financial statements for SuperNet, Inc., required pursuant to Article 3 of Regulation S-X. In accordance with Item 7(a) of Form 8-K, such financial statements for SuperNet, Inc.,will be filed by amendment to this Form 8-K on or before January 5, 1998.

     (b) As of the date of this Form 8-K, it is impractical for the Registrant to provide the pro forma financial information required pursuant to
         Article 11 of Regulation S-X. In accordance with Item 7(b) of Form 8-K, such pro forma financial information will be filed by amendment to this Form 8-K on or before January 5, 1998.

     (c) Exhibits

         10.1 Stock Purchase Agreement dated September 30, 1997 by and among Qwest Communications Corporation, a Delaware corporation, and NEWSUPERNET.

         10.2 First Amendment to the Stock Purchase Agreement dated October 22, 1997 by and among Qwest Communications Corporation, a Delaware corporation, and NEWSUPERNET.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        Qwest Communications International Inc., a Delaware corporation

November 6, 1997        By: /s/ Robert S. Woodruff
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                        Robert S. Woodruff
                        Executive Vice President-Finance
                        and Chief Financial Officer
                        (Duly Authorized Officer and
                        Principal Financial Officer)


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